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                                                                 Exhibit 10.7
                              EMPLOYMENT AGREEMENT



         THIS AGREEMENT, is entered into as of April 9, 1998 between SkillSoft Corporation, a Delaware corporation (the "Company"), and Jerry Nine ("Employee").


                                    RECITALS

         Company desires to obtain the services of Employee, on its own behalf and on behalf of all existing and future Affiliated Companies (defined to mean any corporation or other business entity or entities that directly or indirectly controls, is controlled by, or is under common-control with the Company), and Employee desires to secure employment from the Company upon the following terms and conditions.

                                    AGREEMENT

ACCORDINGLY, THE PARTIES AGREE AS FOLLOWS:

         1.       Position, Period of Employment.

                  (a) Period of Employment. The Company hereby employs Employee to render services to the Company in the position and with the duties and responsibilities described in Section 1(b) for the period (the "Period of Employment") commencing on the date of this Agreement and ending upon the date this Agreement is terminated in accordance with Section 3 below. Except as provided in Section 3 below, the Company shall pay Employee the compensation to which he is entitled under Section 2(a) through the end of the Period of Employment, and thereafter Company's obligations hereunder to pay or otherwise provide compensation and benefits to Employee shall end.

                  (b) Position. Employee hereby accepts employment with the Company as Vice President - Sales & Marketing. Employee shall devote his best efforts and his full time and attention to the performance of the services customarily incident to such office and to such other services as may be reasonably requested by the Board of Directors of the Company (the "Board"). During the Period of Employment, Employee will not accept any other employment of any nature, excluding personal business carried on outside regular business hours that does not materially interfere with the services required by this Agreement. The Company shall retain full direction and control of the means and methods by which Employee performs the above services and, subject to the terms of this Section 1(b), of the place(s) at which such services are to be rendered. During the term of this agreement, employee's principal location shall be in New Hampshire.
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                  (c) Non-Compete/Conflict of Interest. Employee, during the
Period of Employment (as defined below), will not engage, directly or indirectly as an employee, director, consultant, shareholder, partner or independent contractor or in any other capacity, in any other business activity (whether or not pursued for pecuniary advantage) that is competitive with, or that might place him in a competing position to that of the Company or any other corporation or entity that directly or indirectly is controlled by the Company (an "Affiliated Company"); provided, however, that Employee may make passive personal investments (not exceeding ownership of more than one (1) percent of the equity interest in any company) in publicly-held companies that may compete with the Company or any Affiliated Company.

         2.       Compensation, Benefits, Expenses.

                  (a) Compensation. In consideration of the services to be rendered hereunder, including, without limitation, services to any Affiliated Company, Employee shall be paid an amount equal to $6,042 (six thousand forty-two dollars) twice per month, payable at the times and pursuant to the procedures regularly established, and as they may be amended, by the Company during the course of this Agreement. This rate shall be renewed annually, in accordance with the Company's salary review practices, and increased, in the Company's sole discretion, to reflect increases in the cost of living and such other increases as are awarded in accordance with the Company's regular salary review practices.

                  (b) Restricted Stock. The Company shall sell Employee and Employee shall purchase from the Company 700,000 shares of the Company's Common Stock upon the terms and conditions set forth in that certain Restricted Stock Purchase Agreement in the form attached hereto as Exhibit A, which the Company shall execute and deliver to Employee concurrently with the signing by both parties of this Agreement.

                  (c) Bonus. Employee shall be eligible to participate in such bonus plans as the Company may from time to time adopt for the benefit of similarly situated employees of the Company. Employee's right to receive any such bonus shall be subject to the terms of any Company bonus plan for which he may become a participant and the terms determined by the Board or a Committee thereof designating him as a participant or granting him an award thereunder.

                  (d) Vacation. Employee shall be entitled to vacation in accordance with the Company's vacation policies for similarly situated employees, as such policies may be amended from time to time.

                  (e) Benefits. As he becomes eligible therefor, the Company shall provide Employee with the right to participate in and to receive benefits from all

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present and future life, accident, disability, medical, pension, and savings plans and all similar benefits made available generally to executives similarly situated employees of the Company. The amount and extent of benefits to which Employee is entitled shall be governed by the specific benefit plan, as it may be amended from time to time.

                  (f) Expenses. The Company shall reimburse Employee for reasonable travel and other business expenses incurred by Employee in the performance of his duties hereunder in accordance with the Company's general policies, as they may be amended from time to time during the course of this Agreement.

         3.       Termination of Employment

                  (a) By Death. The Period of Employment shall terminate automatically upon the death of the Employee. The Company shall pay to the Employee's beneficiaries or estate, as appropriate, the compensation to which he is entitled pursuant to Section 2(a) through the end of the month in which death occurs. Thereafter, the Company's obligations hereunder shall terminate. Nothing in this Section shall affect any entitlement of the Employee's heirs to the benefits of any life insurance plan.

                  (b) By Disability. If, in the sole opinion of the Company's Board of Directors (the "Board"), the Employee shall be prevented from properly performing his duties hereunder by reason of any physical or mental incapacity for a period of more than one hundred and twenty (120) consecutive days in any twelve-month period, then, to the extent permitted by law, the Period of Employment shall terminate on and the compensation to which Employee is entitled pursuant to Section 2(a) shall be paid up through the last day of the month in which the one hundred and twentieth day of incapacity occurs, and thereafter the Company's obligations hereunder shall terminate. Nothing in this Section shall affect Employee's rights under any disability plan in which he is a participant.

                  (c) By Company for Cause. The Company may terminate, without liability, the Period of Employment for Cause (as defined below) at any time with no advance notice to Employee. The Company shall pay Employee the compensation to which he is entitled pursuant to Section 2(a) prorated through the date of termination. Termination shall be for Cause if: (i) because of any intentional act or failure to act by Employee which, in the reasonable opinion of the Board, is in bad faith and to the detriment of the Company or any Affiliated Company; (ii) in the reasonable opinion of the Board, Employee refuses or fails to act in accordance with any direction or order of the Board;
(iii) in the reasonable opinion of the Board, Employee shall fail in any material respect and on a continuing basis to perform his duties pursuant to
Section 1 hereof (other than as a result of disability as provided

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for in Section 3(b)) and shall not have cured such failure following thirty (30)
days notice from a majority of the members of the Board; (iv) Employee is convicted of a crime relating to his employment by the Company or that has a material adverse effect on the Company or, in the reasonable opinion of the Board, Employee's ability to perform services hereunder; or (v) because
Employee, in the reasonable opinion of the Board, breaches any material term of this Agreement, provided the breach continues for a period of five (5) days after Employee receives written notice of that breach from the Board. Employee hereby agrees that the Company may terminate his employment with the Company under this Section 3(c) without regard (1) to any general or specific policies (whether written or oral) of the Company relating to the employment or termination of its employees, or (2) to any statements made to Employee, whether made orally or contained in any document (other than this Agreement), pertaining to Employee's relationship with the Company.

                  (d) By Employee For Good Reason. Employee may terminate, without liability, the Period of Employment for Good Reason (as defined below) upon twenty (20) days' advance written notice to the Company. The Company shall pay Employee the compensation to which he is entitled pursuant to Section 2(a) through the end of the notice period plus the Severance Benefits (as defined in Section 3(f) below) and thereafter all obligations of the Company hereunder shall terminate. Good Reason shall exist if (i) there is an assignment to the Employee of any duties materially inconsistent with or which constitute a material change in the Employee's position, duties, responsibilities, or status with the Company, or a material change in the Employee's reporting responsibilities, title, or offices; or removal of the Employee from any of such positions, except in connection with the termination of the Period of Employment for Cause, or due to disability, early or normal retirement as defined by the Company's pension plan, death, or termination of the Period of Employment by the Employee other than for Good Reason (provided that removal and/or failure to re-elect Employee to the Board in accordance with Section 1(c) shall not be deemed Good Reason for purposes of this Section 3(d)); (ii) there is a reduction by the Company in the Employee's annual salary then in effect other than a reduction similar in percentage to a reduction generally applicable to similarly situated employees of the Company; or (iii) the Company acts in any way that would adversely affect the Employee's participation in or materially reduce the Employee's benefit under any benefit plan of the Company in which the Employee is participating or deprive the Employee of any material fringe benefit enjoyed by the Employee except those changes generally affecting similarly situated employees of the Company.

                  (e) At Will. At any time, either the Company or the Employee may terminate, without liability, the Period of Employment for any reason, with or without cause, on written notice to the other party. In the event Employee elects to terminate the Period of Employment pursuant to this Section 3(e), Employee shall give the Company not less than two (2) months' notice of such termination. If the

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Employee terminates his employment pursuant to this Section 3(e), the Company shall have the option, in its sole discretion, to terminate Employee immediately without the running of the notice period. If the Employee terminates his employment pursuant to this Section 3(e), the Company shall pay Employee the compensation to which he is entitled pursuant to Section 2(a) through the end of the notice period or through the day upon which any early termination is elected by the Company pursuant to the foregoing sentence, and thereafter all obligations of the Company shall terminate. In the event the Company elects to terminate the Period of Employment pursuant to this Section 3(e), the Company shall give Employee not less than three months notice of such termination. Employee hereby agrees that the Company may dismiss him under this Section 3(e) without regard (i) to any general or specific policies (whether written or oral) of the Company relating to the employment or termination of its employees, or
(ii) to any statements made to Employee, whether made orally or contained in any document, pertaining to Employee's relationship with the Company.

                  (f)      Severance Benefits.

                           (1) Employee shall only be entitled to Severance
Benefits hereunder in the event that the Period of Employment shall be terminated (i) by Employee in accordance with Section 3(d) and subject to the terms of said Section 3(d) or (ii) by the Company in accordance with Section 3(e) and subject to the terms of said Section 3(e). Upon full payment of and upon providing of such Severance Benefits, Employee shall be deemed to have released the Company and each of its officers, directors and agents from any and all claims, liabilities or causes of action in favor of the Employee arising in connection with his prior employment by the Company.

                           (2) For purposes of this Agreement, "Severance
Benefits" shall mean a continuation by the Company for a period of six (6) months of: (i) Employee's salary payable in accordance with the Company's payroll procedures pursuant to Section 2(a) following termination; (ii) those benefits to which Employee is entitled pursuant to Section 2(f) hereof, including but not limited to medical benefits substantially similar to those provided Employee prior to termination of employment; and (iii) the vesting and right to exercise any stock options held by Employee at the time of termination. As a condition precedent to the continued vesting and exercisability of Employee's stock options during said six (6) month period, Employee agrees to perform, on request from the Company, up to ten (10) hours of consulting service month during said six (6) month period. Subject to Employee fulfilling his consulting obligations to the Company as provided in this Section 3(f)(2) during the Severance Period (as defined below), Employee shall be deemed to continue as employee of the Company during the Severance Period for the purpose of such stock options, and such stock options shall thereafter terminate in accordance with their terms following expiration of the Severance Period. No

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additional compensation shall be payable by the Company for such consulting services beyond the Severance Benefits. The period in which Employee shall be entitled to Severance Benefits shall hereinafter be referred to as the "Severance Period." Notwithstanding any other provision herein, if Employee accepts employment at any entity or engages in any business activity that is or may be competitive with the Company (or any affiliate thereof) prior to the end of such six (6) month period, Employee shall then immediately inform the Company of such employment and immediately cease to be eligible for any continuing Severance Benefits, including any continued salary payments, medical benefits and option or share vesting.

                  (g)      Termination Obligations.

                           (1) Employee hereby acknowledges and agrees that all
personal property, including, without limitation, all books, manuals, records, reports, notes, contracts, lists, blueprints, and other documents, or materials, or copies thereof, and equipment furnished to or prepared by Employee in the course of or incident to his employment, belong to the Company and shall be promptly returned to the Company upon termination of the Period of Employment. Following termination, the Employee will not retain any written or other tangible material containing any proprietary information of the Company.

                           (2) Upon termination of the Period of Employment, the
Employee shall be deemed to have resigned from all offices and directorships then held with the Company or any Affiliated Company.

         4. Proprietary Information Agreement. As a condition to his employment with the Company, Employee shall execute and deliver a copy of the Company's standard form Employee Proprietary Information and Inventions Agreement. Any breath by Employee of such agreement shall be deemed a breach of this Agreement for purposes of Section 3(c) hereof. Employee's obligations under such Employee Proprietary Information and Inventions Agreement shall survive any termination of the Period of Employment.

         5. Assignment; Successors and Assigns. Employee agrees that he will not assign, sell, transfer, delegate or otherwise dispose of, whether voluntarily or involuntarily, or by operation of law, any rights or obligations under this Agreement, nor shall Employee's rights be subject to encumbrance or the claims of creditors. Any purported assignment, transfer, or delegation shall be null and void. Nothing in this Agreement shall prevent the consolidation of the Company with, or its merger into, any other corporation, or the sale by the Company of all or substantially all of its properties or assets, or the assignment by the Company of this Agreement and the performance of its obligations hereunder to any successor in interest or any Affiliated Company. Subject to the foregoing, this Agreement shall be binding upon and shall

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inure to the benefit of the parties and their respective heirs, legal representatives, successors, and permitted assigns, and shall not benefit any person or entity other than those enumerated above.

         6. Notices. All notices or other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered by hand or mailed, postage prepaid, by certified or registered mail, return receipt requested, and addressed to the Company at: 20 Industrial Park Drive, Nashua, New Hampshire 03062 or to the Employee at: 127 Wallace Rd., Bedford, New Hampshire, 03110.

         Notice of change of address shall be effective only when done in accordance with this Section.

         7. Entire Agreement. The terms of this Agreement are intended by the parties to be the final expression of their agreement with respect to the employment of Employee by the Company and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding involving this Agreement.

         8. Amendments; Waivers. This Agreement may not be modified, amended, or terminated except by an instrument in writing, signed by the Employee and by a duly authorized representative of the Company other than Employee. By an instrument in writing similarly executed, either party may waive compliance by the other party with any provision of this Agreement that such other party was or is obligated to comply with or perform, provided, however, that such waiver shall not operate as a waiver of, or estoppel with respect to, any other or subsequent failure. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or in equity.

         9. Severability; Enforcement. If any provision of this Agreement, or the application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such provisions as applied to other persons, places, and circumstances shall remain in full force and effect. It is the intention of the Parties that the covenants contained in Section 1(d) shall be enforced to the greatest extent (but to no greater extent) in times area, and degree of participation as is permitted by the law of that jurisdiction whose law is found to be applicable to any acts allegedly in breach of these covenants. It being the purpose of this Agreement to govern

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competition by Employee anywhere throughout the world, these covenants shall be governed by and construed according to that law (from among those jurisdictions arguably applicable to this Agreement and those in which a breach of this Agreement is alleged to have occurred or to be threatened) which best gives them effect.

         10. Governing Law. Subject to Section 9 hereof, the validity, interpretation, enforceability, and performance of this Agreement shall be governed by and construed in accordance with the law of the State of New Hampshire.

         11. Employee Acknowledgment. Employee acknowledges (i) that he has consulted with or has had the opportunity to consult with independent counsel of his own choice concerning this Agreement and has been advised to do so by the Company, and (ii) that he has read and understands the Agreement, is fully aware of its legal effect, and has entered into it freely based on his own judgment.

         12. Exclusive. Both parties agree that this Agreement shall provide the exclusive remedies for any breach by the Company of its terms.

         The parties have duly executed this Agreement as of the date first written above.


COMPANY:                                                   EMPLOYEE:

SkillSoft Corporation

By:  /s/ Charles E. Moran                                /s/  Jerry Nine
     ---------------------------                         ----------------------
Title:   President & Chief Executive Officer
      --------------------------------------

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                                                                       EXHIBIT A


                              SKILLSOFT CORPORATION
                       RESTRICTED STOCK PURCHASE AGREEMENT


                  THIS AGREEMENT is entered into as of the 19th day of June 1998, between SkillSoft Corporation, a Delaware corporation (the "Company"), and Jerald A. Nine (the "Recipient").


                                    RECITALS:


                  WHEREAS, the Company has adopted the 1998 Stock Incentive Plan (the "Plan"), which Plan is hereby incorporated in this Agreement by reference and made a part of it; and

                  WHEREAS, the Company regards Recipient as a valuable contributor to the Company, and has determined that it would be in the interest of the Company and its stockholders to sell the Stock (as defined below) to the Recipient as a reward for past efforts and an incentive for continued service with the Company and increased achievements in the future by Recipient;

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:

                  1. Restricted Stock Purchase. Contemporaneously with the execution of this Agreement, the Company will issue to Recipient 700,000 shares of Common Stock of the Company (the "Stock") for a consideration of $0.175 per share ("Purchase Price"). Payment of the aggregate Purchase Price of $122,500 for the Stock shall be made to the Company as follows: (i) $61,250 shall be paid in cash, and (ii) $61,250 shall be made by delivery of a promissory note, in the form attached hereto as Exhibit A, each upon execution of this Agreement. Recipient shall pledge the non-vested Stock as security for the promissory note pursuant to a security agreement in the form attached hereto as Exhibit B. All shares of Stock issued hereunder shall be deemed issued to Recipient as fully paid and nonassessable shares, and Recipient shall have all rights of a stockholder with respect thereto, including the right to vote, receive dividends (including stock dividends), participate in stock splits or other recapitalizations, and exchange such shares in a merger, consolidation or other reorganization. The Company shall pay any applicable stock transfer taxes.

                  2. Repurchase Option.

                     (a) Transfer Restrictions. Except as provided in Section 3(f), no Stock issued to the Recipient hereunder shall be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the Recipient in contravention of Section 2 or Section 3 hereof other than by will or the laws of descent and distribution (the "Permitted Transfers"). Except for Permitted Transfers, no Stock issued to the Recipient hereunder shall be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by the




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Recipient prior to the date when the Recipient shall become vested in such Stock pursuant to Section 4 hereof, and such Stock shall constitute "Non-Vested Stock" until such date. Any attempt to transfer Stock in violation of this Section 2 or
Section 3 shall be null and void and shall be disregarded by the Company.

                     (b) Repurchase Option. Non-Vested Stock shall be subject to a repurchase option in favor of the Company (the "Repurchase Option"). The Repurchase Option shall be subject to the following terms and conditions. In the event of the voluntary or involuntary termination of employment of Recipient with the Company for any reason, with or without cause (including death or disability), the Company shall, upon the date of such termination, have an irrevocable, exclusive option for a period of three months from such date to repurchase any or all of the Non-Vested Stock from Recipient or any person receiving the Non-Vested Stock by operation of law or other involuntary transfer, at the original Purchase Price for the Non-Vested Stock.

                     (c) Exercise of Repurchase Option. The Repurchase Option shall be exercised by written notice by the Company to Recipient or his or her executor and, at the Company's option, (i) by delivery to the Recipient or his or her executor, with such notice, of a check in the amount of the original Purchase Price for the Non-Vested Stock being repurchased (the "Repurchase Amount"), or (ii) in the event the Recipient is indebted to the Company for all or a portion of the Repurchase Amount, by cancellation by the Company of an amount of such purchase money indebtedness equal to the Repurchase Amount for the Stock being repurchased, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such Repurchase Amount. Upon delivery by the Company of such notice and payment of the Repurchase Amount in any of the ways described above, the Company shall become the legal and beneficial owner of the Non-Vested Stock being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of shares of Stock being repurchased by the Company, without further action by Recipient.

                     (d) Assignment of Repurchase Option. The Repurchase Option may be assigned by the Company to any third party.

                     (e) Escrow of Stock. For purposes of facilitating the enforcement of the provisions of this Section 2, Recipient agrees, immediately upon receipt of the certificate(s) for the Stock, to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached hereto as Exhibit C, executed in blank by Recipient and Recipient's spouse (if required for transfer) with respect to each such stock certificate, to the Secretary or Assistant Secretary of the Company, or their designee, to hold in escrow for so long as such Stock remains subject to any Repurchase Option of the Company pursuant to this Section 2, with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Agreement in accordance with the terms hereof. Stock may be held for an additional period if subject to a Security Agreement as provided in this Agreement. Recipient hereby acknowledges that the appointment of the Secretary or Assistant Secretary of the Company (or their designee) as the escrow holder


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hereunder with the stated authorities is a material inducement to the Company to make this Agreement and that such appointment is coupled with an interest and is accordingly irrevocable. Recipient agrees that such escrow holder shall not be liable to any party hereto (or to any other party) for any actions or omissions unless such escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time.

                  3. First Refusal Right.

                     (a) Grant of Right. The Company is hereby granted the right of first refusal (the "First Refusal Right"), exercisable in connection with any proposed sale or other transfer of the Stock acquired by Recipient hereunder. For purposes of this Section 3, the term "transfer" shall include any assignment, pledge, encumbrance or other disposition for value of the Stock intended to be made by the Owner (defined below), but shall not include any of the Permitted Transfers under Section 3(f). For purposes of this Section 3, the term "Owner" shall include the Recipient or any subsequent holder of the Stock who derives his or her chain of ownership through a transfer permitted by
Section 3(f).

                     (b) Notice of Intended Disposition. In the event the Owner desires to accept a bona fide third-party offer for any or all of the Stock (the shares subject to such offer to be hereinafter called, solely for the purposes of this Section 3, the "Target Shares"), Owner shall promptly deliver to the Secretary of the Company written notice (the "Disposition Notice") of the offer and the basic terms and conditions thereof, including the proposed purchase price.

                     (c) Exercise of Right. The Company (or its assignee) shall, for a period of twenty (20) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by written notice (the "Exercise Notice") delivered to Owner prior to the expiration of the twenty (20) day exercise period. If the Exercise Notice pertains to all the Target Shares specified in the Disposition Notice, then the Company (or its assignees) shall effect the repurchase of such Target Shares, including payment of the purchase price, not more than five (5) business days after delivery of the Exercise Notice; and at such time Owner shall deliver to the Company the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. The Target Shares so purchased shall thereupon be canceled and cease to be issued and outstanding shares of the Company's common stock. However, should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Company (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Owner and the Company (or its assignees) cannot agree on such cash value within ten (10) days after the Company's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Owner and the Company (or its assignees) or, if they cannot agree on an appraiser within twenty (20) days after the Company's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of


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such value. The closing shall then be held on the later of (i) the fifth business day following delivery of the Exercise Notice or (ii) the 15th day after such cash valuation shall have been made.

                     (d) Non-Exercise of Right. In the event the Exercise Notice is not given to Owner within twenty (20) days following the date of the Company's receipt of the Disposition Notice, Owner shall have a period of ninety
(90) days thereafter in which to sell or otherwise dispose of the Target Shares upon terms and conditions (including the purchase price) no more favorable to the third party purchaser than those specified in the Disposition Notice. The third-party purchaser shall acquire the Target Shares subject to all the terms and provisions of this Agreement. All transferees of the Target Shares shall be required as a condition of such transfer to agree in writing (in a form satisfactory to the Company) that such transferee shall receive and hold the Target Shares subject to the provisions of this Agreement. In the event Owner does not sell or otherwise dispose of the Target Shares within the specified ninety (90) day period, the Company's First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by Owner until such right lapses in accordance with Section 5.

                     (e) Partial Exercise of Right. In the event the Company (or its assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, Owner shall have the option, exercisable by written notice to the Company delivered within ninety (90) days after the date of the Disposition Notice, to effect the sale of the Target Shares pursuant to one of the following alternatives:

                         (i) sale or other distribution of all the Target Shares
                  to a third-party purchaser in compliance with the requirements of Section 3(d), as if the Company did not exercise the First Refusal Right hereunder; or

                         (ii) sale to the Company (or its assignees) of the
                  portion of the Target Shares which the Company (or its assignees) has elected to purchase, such sale to be effected in substantial conformity with the provisions of Section 3(c).

Failure of Owner to deliver timely notification to the Company under this
Section 3(e) shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (ii) above.

                     (f) Exempt Transfers. The Company's First Refusal Right under this Section 3 shall not apply to transfers of the Stock by will or the laws of descent and distribution; provided, however, that all of the terms of this Agreement shall remain in effect as to such transferred Stock. In addition, Recipient may transfer all or a portion of the Stock to (i) a revocable trust for the sole benefit of Recipient, his or her spouse, or his or her lineal descendants, or (ii) to his or her spouse, siblings, lineal descendants thereof, parents, or his or her lineal descendants subject to a nonrevocable voting trust of a duration of 10 years without the written permission of the Company, provided said Recipient is trustee and prior written notice (together with a copy of the trust agreement) is given the Company within thirty (30) days thereafter. The trustee shall hold such Stock subject to all the provisions hereof, and shall make no further transfers other than as provided herein. Upon the death, total disability, or termination of employment of the transferor Recipient, the successor trustee or any cotrustee (and any subsequent transferee) shall be required to sell, transfer or present said Stock for purchase as provided herein, for the price and on the terms hereafter set forth as if such successor trustee and subsequent transferee were the transferor Recipient. Transferee shall make no further transfers other than as provided herein, and any attempted transfer in violation of this Section 3 shall be null and void and shall be disregarded by the Company. All references herein to Stock shall be deemed to include Stock owned by any such successor trustee or subsequent transferee, except that payment for such trustee and transferee Stock shall be made to the trustee and transferee instead of to the original Recipient or his or her estate.

                  4. Vesting. For purposes of this Agreement, the term "vest" shall mean with respect to any share of the Stock that such share is no longer Non-Vested Stock subject to repurchase at the original Purchase Price set forth in Section 2. If Recipient would become vested in any fraction of a share of Stock on any date, such fractional share shall not vest and shall remain Non-Vested Stock until the Recipient becomes vested in the entire share. Commencing on May 9, 1998 and continuing on the monthly anniversary of such date, 1/36 of the Stock subject to this Agreement shall vest.

                  5. Lapse. The Company's First Refusal Right under Section 3 above shall lapse and cease to have effect upon the closing of the first underwritten public offering of Common Stock of the Company that is pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), covering the offer and sale of any Common Stock to the public for the Company's account in a firmly underwritten offering for at least $20,000,000.

                  6. Corporate Transactions.

                     (a) Definition. For purposes of this Section 6, a "Corporate Transaction" shall include any of the following stockholder-approved transactions to which the Company is a party:

                     (i) a merger or consolidation in which the Company is not
                  the surviving entity, except for (1) a transaction the principal purpose of which is to change the state of the Company's incorporation, or (2) a transaction in which the Company's stockholders immediately prior to such merger or consolidation hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than fifty percent (50%) of the total voting power of such surviving entity immediately after such transaction;

                     (ii) the sale, transfer or other disposition of all or
                  substantially all of the assets of the Company unless the Company's stockholders immediately prior to such sale, transfer or other disposition hold (by virtue of securities received in exchange for their shares in the Company) securities of the purchaser or other transferee representing more than fifty percent (50%) of the total voting power of such entity immediately after such transaction; or

                     (iii) any merger in which the Company is the surviving
                  entity but in which the Company's stockholders immediately prior to such merger do not hold (by virtue of their shares in the Company) securities of the surviving entity held immediately prior to such transaction representing more than fifty percent (50%) of the total voting power of the surviving entity immediately after such transaction.

                     (b) Effect. In the event of any Corporate Transaction, (i) the Company's Repurchase Option under Section 2 shall lapse and (ii) the Company's First Refusal Right under Section 3 shall lapse.

                  7. Additional Securities. The term "Stock" also refers to all securities received in replacement of the Stock, as a stock dividend or as a result of any stock split, recapitalization, merger, reorganization, exchange or the like, and all new or additional securities or other properties to which Recipient is entitled by reason of Recipient's ownership of the Stock (hereinafter called "Additional Securities"). Recipient shall be entitled to direct the Company to exercise any warrant or option received as Additional Securities upon supplying the funds necessary to do so, in which event the securities so purchased shall constitute Additional Securities, but the Recipient may not direct Company to sell any such warrant or option. If Additional Securities consist of a convertible security, Recipient may exercise any conversion right, and any securities so acquired shall be deemed Additional Securities. All Stock shall be subject to the restrictions contained in this Agreement.

                  8. Investment Representations.

                     (a) Investment Representations. This Agreement is made in reliance upon the Recipient's representation to the Company, which by its acceptance hereof the Recipient hereby confirms, that the shares of Stock to be received by the Recipient will be acquired for investment for his or her own account and not with a view to the sale or distribution of any part thereof within the meaning of the Securities Act.

                     (b) Availability of Exemptions. The Recipient understands that the Stock is not registered under the Securities Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Recipient's representations set forth herein.

                     (c) Restrictions on Transfer. The Recipient understands that the Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Stock or an available exemption from registration under the Securities Act, the Stock must be held indefinitely. In particular, the Recipient is aware that the Stock may not be sold pursuant to Rule 144 or Rule 701 promulgated under the Securities Act unless all of the conditions of the applicable Rules are met. Among the conditions for use of Rule 144 is the availability of current information to the public about the Company. Such information is not now available, and the Company has no present plans to make such information available. The Recipient represents that, in the absence of an effective registration statement covering the Stock, it will sell, transfer, or otherwise dispose of the Stock only in a manner consistent with its representations set forth herein and then only in accordance with the provisions of Section 8(d) hereof.

                     (d) Procedure for Transfer. The Recipient agrees that in no event will it make a transfer or disposition of any of the Stock (other than pursuant to an effective registration statement under the Securities Act), unless and until (i) the Recipient shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the disposition, (ii) such transfer is made in accordance with the provisions of Section 2 and Section 3 above and (iii) if requested by the Company, at the expense of the Recipient or transferee, the Recipient shall have furnished to the Company either (A) an opinion of counsel, reasonably satisfactory to the Company, to the effect that such transfer may be made without registration under the Securities Act or (B) a "no action" letter from the Securities and Exchange Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto. The Company will not require such a legal opinion or "no action" letter in any transaction in compliance with Rule 144.

                  9. Legends; Stop Transfer.

                     (a) Required Legends. All certificates for shares of the Stock shall bear the following legends:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF, AND ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION AND A RIGHT OF REPURCHASE IN FAVOR OF THE COMPANY, AS PROVIDED IN A RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE HOLDER HEREOF, OR ITS SUCCESSOR, A COPY OF WHICH IS AVAILABLE FROM THE COMPANY."

                     (b) Additional Legends. The certificates for shares of the Stock shall also bear any legend required by any applicable state securities law.

                  10. Lock-Up Agreement.

                     (a) Agreement. Recipient, if requested by the Company and the lead underwriter of any public offering of the Common Stock or other securities of the Company (the "Lead Underwriter"), hereby irrevocably agrees not to sell, contract to sell, grant any option to purchase, transfer the economic risk of ownership in, make any short sale of, pledge or otherwise transfer or dispose of any interest in any Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (except Common Stock included in such public offering or acquired on the public market after such offering) during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act, or such shorter period of time as the Lead Underwriter shall specify. Recipient further agrees to sign such documents as may be requested by the Lead Underwriter to effect the foregoing and agrees that the Company may impose stop-transfer instructions with respect to such Common Stock subject until the end of such period. The Company and Recipient acknowledge that each Lead Underwriter of a public offering of the Company's stock, during the period of such offering and for the 180-day period thereafter, is an intended beneficiary of this Section 10.

                     (b) Permitted Transfers. Notwithstanding the foregoing,
Section 10(a) shall not prohibit Recipient from transferring any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Company's Common Stock to the extent such transfer is not otherwise prohibited by this Agreement, either during Recipient's lifetime or on death by will or intestacy to Recipient's immediate family or to a trust the beneficiaries of which are exclusively Recipient and/or a member or members of Recipient's immediate family; provided, however, that prior to any such transfer, each transferee shall execute an agreement pursuant to which each transferee shall agree to receive and hold such securities subject to the provisions of Section 10 hereof. For the purposes of this paragraph, the term "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

                     (c) No Amendment Without Consent of Underwriter. During the period from identification as a Lead Underwriter in connection with any public offering of the Company's Common Stock until the earlier of (i) the expiration of the lock-up period specified in Section 10(a) in connection with such offering or (ii) the abandonment of such offering by the Company and the Lead Underwriter, the provisions of the Section 10 may not be amended or waived except with the consent of the Lead Underwriter.

         11. NO EMPLOYMENT RIGHTS. THIS AGREEMENT SHALL NOT CONFER UPON RECIPIENT ANY RIGHT WITH RESPECT TO CONTINUATION OF HIS OR HER EMPLOYMENT WITH THE COMPANY OR ITS AFFILIATES, NOR SHALL IT INTERFERE IN ANY WAY WITH THE RIGHT OF RECIPIENT OR THE COMPANY, OR ANY OF ITS AFFILIATES, TO TERMINATE RECIPIENT'S EMPLOYMENT WITH THE

COMPANY AT ANY TIME FOR ANY REASON WITH OR WITHOUT CAUSE OR CHANGE THE TERMS OF EMPLOYMENT OF RECIPIENT.

         12. Section 83(b) Election. Recipient hereby represents that he or she understands (a) the contents and requirements of a timely election made pursuant to Section 83(b) of the Internal Revenue Code or similar provision of state law (collectively, an "83(b) Election"), (b) the application of Section 83(b) to the purchase of Stock by Recipient pursuant to this Agreement, (c) the nature of the election to be made by Recipient under Section 83(b) and (d) the effect and requirements of the 83(b) Election under relevant state and local tax laws. Recipient further represents that he or she intends to file an election pursuant to Section 83(b), the form of which Election is attached hereto as Exhibit D, with the Internal Revenue Service within thirty (30) days following purchase of the Stock hereunder, and a copy of such election with his or her federal tax return for the calendar year in which the date of this Agreement falls. Recipient covenants to inform the Company of any change in Recipient's state of residency. Recipient shall provide the Company with a copy of any timely 83(b) Election. If Recipient makes a timely 83(b) Election, Recipient shall immediately pay Company the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements. If Recipient does not make a timely 83(b) Election, Recipient shall, either at the time that the restrictions lapse under this Agreement or at the time withholding is otherwise required by any applicable law, pay the Company the amount necessary to satisfy any applicable federal, state, and local income and employment tax withholding requirements.

         13. Withholding. Recipient agrees to withholding of shares from exercise for satisfaction of any applicable federal, state or local income tax or employment tax withholding requirements.

         14. Distributions. The Company shall disburse to Recipient all dividends, interest and other distributions paid or made in cash or property (other than Additional Securities) with respect to Stock and Additional Securities, less any applicable federal or state withholding taxes.

         15. Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         16. Notice. Any notice or other paper required to be given or sent pursuant to the terms of this Agreement shall be sufficiently given or served hereunder to any party when transmitted by express or certified mail, postage prepaid, addressed to the party to be served as follows:

                         Company:   SkillSoft Corporation
                                    20 Industrial Park Drive
                                    Nashua, NH  03062
                                    Attn:  Secretary

           Recipient:  At Recipient's address as it appears under Recipient's signature to this Agreement, or to such other address as Recipient may specify in writing to the Company

Any party may designate another address for receipt of notices so long as notice is given in accordance with this Section.

         17. Spousal Consent. Recipient shall cause his or her spouse to execute the Consent of Spouse attached hereto as Exhibit E concurrently with the execution of this Agreement or, if later, at the time Recipient becomes married.

         18. Delaware Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Restricted Stock Purchase Agreement as of the date first above written.

                                            SKILLSOFT CORPORATION
                                            a Delaware corporation



                                            By  ________________________________



                                            Its  _______________________________



                                            Recipient:



                                            ____________________________________
                                            Jerald A. Nine

                                            Address:

                                            127 Wallace Road
                                            Bedford, NH  03110

                                    EXHIBIT A
                             SECURED PROMISSORY NOTE

$61,250                                               _________________, 1998

                  FOR VALUE RECEIVED, the undersigned Jerald A. Nine, an individual residing at _______________________________________ ("Maker"), hereby promises to pay to SkillSoft Corporation, a Delaware corporation ("Payee"), on the earlier of (i) ________, 2003 or (ii) the date Maker ceases to be an employee of Payee, for any reason, the principal sum of Sixty-One Thousand Two Hundred Fifty Dollars ($61,250), in lawful money of the United States of America and in immediately available funds, plus simple interest from the date hereof at the rate of _____ percent (__%) per annum, payable in full on the date such principal amount is due, provided however, that the last said installment shall be in an amount necessary to repay in full the unpaid principal and interest hereof.

                  Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. Should interest not be paid when due hereunder, it shall be added to the principal and thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

                  This is the Promissory Note referred to in the Security Agreement of even date herewith between Maker and Payee, and Payee is entitled to all the benefits provided therein.

                  (i) Prepayments. Maker reserves the right to prepay the outstanding principal amount of this Note in full or in part at any time during the term of this Note without notice and without premium or penalty.

                  (ii) Events of Default and Remedies. Any one of the following occurrences shall constitute an "Event of Default" under this Note:

                       (a) Maker fails to make payment of full principal amount of this Note as and when the same becomes due and payable in accordance with the terms hereof.

                       (b) Maker becomes insolvent or bankrupt, commits any act of bankruptcy, generally fails to pay its debts as they become due, becomes the subject of any proceedings or action of any regulatory agency or any court relating to insolvency, or makes an assignment for the benefit of its creditors, or enters into any agreement for the composition, extension, or readjustment of all or substantially all of his or her obligations.

                       (c) Maker ceases to be an employee of Payee for any reason.

                       Upon the occurrence of any Event of Default hereunder, the entire unpaid principal balance of this Note (including accrued interest) shall, at the option of the Payee and without notice or demand of any kind to Maker or any other person, immediately become due and payable, and Payee shall have and may exercise any and all rights and remedies available to it at law or in equity.

                  (iii) Attorneys' Fees and Costs. Maker promises to pay on demand all reasonable out-of-pocket costs of and expenses of Payee in connection with the collection of amounts due hereunder, including, without limitation, attorneys' fees incurred in connection therewith, whether or not any lawsuit is ever filed with respect thereto.

                  (iv) Miscellaneous.

                           (a) Waiver. Maker waives diligence, presentment,
protest and demand and also notice of protest, demand, dishonor and nonpayment of this Note. No extension of time for the payment of this Note shall affect the original liability under this Note of Maker. The pleading of any statute of limitations as a defense to any demand against Maker is expressly waived by Maker to the full extent permitted by law.

                           (b) Setoff. The obligation to pay Payee shall be
absolute and unconditional and the rights of Payee shall not be subject to any defense, setoff, counterclaim or recoupment or by reason of any indebtedness or liability at any time owing by Payee to Maker.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of the date first above written.


                                                      MAKER

                                                     ___________________________
                                                     Jerald A. Nine

                                    EXHIBIT B
                               SECURITY AGREEMENT

                  THIS SECURITY AGREEMENT is made and entered into as of this ____ day of ________, 1998, by and between SkillSoft Corporation, a Delaware corporation ("Secured Party"), and Jerald A. Nine, an individual residing at _______________________________________ ("Debtor").

                  In consideration of the mutual covenants contained herein and for other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the parties hereby agree as follows:

                  1. Definitions. The following terms have the following meanings:

                     (a) The term "Collateral" shall mean (i) the tangible assets owned by Debtor as of the date hereof and described in Exhibit A attached hereto and (ii) all Proceeds of the foregoing Collateral. For purposes of this Security Agreement, the term "Proceeds" includes whatever is receivable or received when Collateral or proceeds thereof is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

                     (b) The term "Obligations" shall mean all of the unpaid principal sum of that certain Secured Promissory Note in the original principal amount of $______ of even date herewith (the "Note") evidencing the indebtedness of Debtor to Secured Party.

                     (c) The term "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New Hampshire.

                     (d) Capitalized terms used herein shall have the meaning set forth in the UCC unless otherwise set forth herein.

                     (e) The term "Event of Default" shall have the meaning set forth in the Note.

                  2. Grant of Security Interest. As collateral security for prompt and complete payment and performance under the Obligations, Debtor hereby assigns, conveys, grants, pledges and transfers to and creates in favor of Secured Party a security interest in the Collateral, including all Proceeds of the foregoing and all accessions to, substitutions and replacements for the foregoing. Debtor shall, upon execution of this Security Agreement, and of the Note as Payee (as such term is defined in the Note), deliver all certificates representing the Collateral together with a stock power executed in blank by Debtor and Debtor's spouse with respect to such stock certificates to the Secretary of Secured Party to be held in escrow until full satisfaction of Debtor's obligations hereunder and under the Note with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Security Agreement and the Note. In the event that the Proceeds from the disposition of the Collateral are insufficient to fully satisfy the amounts due and owing under the Note, Debtor shall, subject to the limitations set forth in the UCC, be liable for any deficiency.

                  3. Representations, Warranties and Covenants. Debtor represents, warrants and covenants that:

                     (a) Title. Apart from the security interest in the Collateral granted to Secured Party hereunder, Debtor has good and valid title to the Collateral, free and clear of any and all liens, charges, claims, security interests or encumbrances of any kind whatsoever.

                     (b) Transfer of Collateral. Debtor shall not sell, assign, transfer, encumber or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Secured Party. If any such encumbrance is imposed, Debtor shall give Secured Party immediate written notice.

                     (c) Perfection. Debtor shall, upon demand, do all such acts as Secured Party may reasonably request to establish and maintain a perfected security interest in the Collateral, including, without limitation, executing a financing statement in the form prescribed by the New Hampshire Secretary of State.

                  4. Remedies. Upon the occurrence of any Event of Default hereunder, the entire unpaid principal balance of the Note shall, at the option of the Payee and without notice or demand of any kind to Debtor or any other person, immediately become due and payable, and Secured Party may proceed to exercise any and all of the rights and remedies of a secured party under the UCC and any other remedies available at law or in equity, with respect to the Collateral.

                  IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be executed as of the date first above written.

                                                     SECURED PARTY
                                                     SKILLSOFT CORPORATION
                                                     a Delaware corporation

                                                     By:_______________________
                                                     Its:______________________


                                                     DEBTOR

                                                     ___________________________
                                                     Jerald A. Nine

                                    EXHIBIT A
                            DESCRIPTION OF COLLATERAL

             350,000 shares of Common Stock of SkillSoft Corporation

                                    EXHIBIT C
                   STOCK ASSIGNMENT SEPARATE FROM CERTIFICATE


                  FOR VALUE RECEIVED, Jerald A. Nine hereby sells, assigns and transfers unto SkillSoft Corporation, a Delaware corporation (the "Company"), 350,000 (Three Hundred Fifty Thousand) shares of the Common Stock of the Company, standing in his or her name on the books of SkillSoft Corporation, represented by Certificate No. __ herewith, and does hereby irrevocably constitute and appoint ________________ attorney to transfer the said stock in the books of SkillSoft Corporation with full power of substitution.

DATED: ________________

                                             ___________________________________
                                            (Signature)

                                             ___________________________________
                                            (Printed Name)

                                    EXHIBIT D
                          ELECTION UNDER SECTION 83(b)
                      OF THE INTERNAL REVENUE CODE OF 1986

                  The undersigned taxpayer hereby elects, pursuant to the Internal Revenue Code, to include in gross income for 1998 the amount of any compensation taxable in connection with the taxpayer's receipt of the property described below;

                  1. The name, address, taxpayer identification number and taxable year of the undersigned are:

                  TAXPAYER'S NAME:   Jerald A. Nine
                  SPOUSE'S NAME:     Kimberly M. Nine

                  TAXPAYER'S SOCIAL SECURITY NO.:   ###-##-####
                  SPOUSE'S SOCIAL SECURITY NO.:     ###-##-####

                  TAXABLE YEAR:  Calendar Year 1998

                  ADDRESS:       127 Wallace Road
                                 Bedford, NH  03110

                  2. The property which is the subject of this election is:
700,000 shares of Common Stock of SkillSoft Corporation, a Delaware corporation.

                  3. The property was transferred to the undersigned on June 19, 1998.

                  4. The property is subject to the following restriction: Right of repurchase by SkillSoft Corporation.

                  5. The fair market value of the property at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is:
$0.175 per share x 700,000 shares = $122,500.

                  6. The undersigned paid $0.175 per share x 700,000 shares for the property transferred or a total of $122,500.

                  The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The undersigned taxpayer is the person performing the services in connection with the transfer of said property.

                  The undersigned will file this election with the Internal Revenue Service office in which he or she files his or her annual income tax return not later than 30 days after the date of transfer of the property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which property is transferred. The undersigned understands that this election will also be effective as an election under New Hampshire law.


Dated: ___________________________   ___________________________________________
                                                 Taxpayer


The undersigned spouse of taxpayer joins in this election.


Dated: ___________________________   ___________________________________________
                                                 Spouse of Taxpayer

                                    EXHIBIT E
                                CONSENT OF SPOUSE

                  I, _____________________, spouse of Jerald A. Nine, have read and approved the foregoing Agreement. In consideration of the right of my spouse to purchase shares of SkillSoft Corporation, as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights of the Agreement insofar as I may have any rights under such community property laws of the State of New Hampshire or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


Dated:  _________________________________________    By:________________________
                                                               [Signature]


                                                     ___________________________
                                                      Jerald A. Nine